UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 3, 2012, The Charles Schwab Corporation (the “Company”) agreed to sell $350,000,000 aggregate principal amount of 0.850% Senior Notes due 2015 (the “Notes”) pursuant to an Underwriting Agreement, dated December 3, 2012 (the “Underwriting Agreement”), among the Company and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein. The offering of the Notes (the “Offering”) was consummated on December 6, 2012. The Notes were issued under a Senior Indenture, dated as of June 5, 2009 (the “Senior Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Fourth Supplemental Indenture, dated as of December 6, 2012 (“Fourth Supplemental Indenture”). The Offering was made pursuant to a Prospectus dated December 15, 2011, and a Prospectus Supplement dated December 3, 2012, filed pursuant to the Company’s Shelf Registration Statement on Form S-3 (File No. 333-178525).

Copies of the Underwriting Agreement, Fourth Supplemental Indenture and the form of 0.850% Senior Note due 2015 are attached as Exhibits 1.1, 4.29 and 4.30, respectively, to this Report on Form 8-K and are incorporated herein by reference. A copy of the legal opinion delivered in connection with the transactions described above is attached as Exhibit 5.1 to this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated December 3, 2012, among the Company and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

4.29	Fourth Supplemental Indenture, dated as of December 6, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.30	Form of 0.850% Senior Note due 2015 (included in Exhibit 4.29).

5.1	Opinion of Arnold & Porter LLP, dated December 6, 2012.

23.1	Consent of Arnold & Porter LLP, dated December 6, 2012 (included in Exhibit 5.1).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: December 6, 2012	By:	/s/ Joseph R. Martinetto
Joseph R. Martinetto Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 3, 2012, among the Company and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

4.29	Fourth Supplemental Indenture, dated as of December 6, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.30	Form of 0.850% Senior Note due 2015 (included in Exhibit 4.29).

5.1	Opinion of Arnold & Porter LLP, dated December 6, 2012.

23.1	Consent of Arnold & Porter LLP, dated December 6, 2012 (included in Exhibit 5.1).